SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: October 12, 2005
GeneMax Corp.
(Exact Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-27239 (Commission File Number)	88-0277072 (I.R.S. Employer Identification No.)
1681 Chestnut Street, Suite 400
Vancouver, British Columbia, Canada V6J 4M6
(Address, including zip code, of principal executive offices)
(604) 331-0400
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers
GeneMax Corp.’s Chief Financial Officer, Edward C. Farrauto, recently announced his resignation effective October 8, 2005. This resignation also serves to terminate the Consulting Agreement dated May 19, 2004 between GeneMax and Sail View Capital, Ltd., pursuant to which Sail View made Mr. Farrauto available to act as the company’s chief financial officer. Mr. Farrauto has indicated his willingness to enter into a temporary consulting arrangement with the Company to facilitate completion of the Company’s financial statements and general transition to a new CFO. Details of the consulting agreement, when and if entered into, will be promptly disclosed via press release or filing of a Form 8-K.
GeneMax Corp. does not currently have a CFO, however, it is actively seeking a person to fill the position previously filled by Mr. Farrauto.

ITEM 9.01 Financial Statements and Exhibits
a) Not applicable.
b) Not applicable.
c) Not applicable
d) Exhibits: Not applicable
About GeneMax Corp.
GeneMax Corp. is a biotechnology company specializing in the discovery and development of immunotherapeutics for the treatment and eradication of cancer, therapies for infectious diseases and autoimmune disorders and prevention of transplant tissue rejection, using TAP (Transporters Associated with Antigen Presentation) to restore the antigen presentation process to immune cells.

SAFE HARBOR STATEMENT
THIS FORM 8-K INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS ARE MADE UNDER THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS FORM 8-K CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR GENEMAX CORP. INCLUDE BUT ARE NOT LIMITED THE RISKS ASSOCIATED WITH PRODUCT DISCOVERY AND DEVELOPMENT AS WELL AS THE RISKS SHOWN IN GENEMAX’S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING GENEMAX. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH OBTAINING GOVERNMENT GRANTS, THE SUCCESS OF PRECLINICAL AND CLINICAL TRIALS, THE PROGRESS OF RESEARCH AND PRODUCT DEVELOPMENT PROGRAMS, THE REGULATORY APPROVAL PROCESS, COMPETITIVE PRODUCTS, FUTURE CAPITAL REQUIREMENTS, AND GENEMAX’S ABILITY AND LEVEL OF SUPPORT FOR ITS RESEARCH ACTIVITIES. THERE CAN BE NO ASSURANCE THAT GENEMAX’S DEVELOPMENT EFFORTS WILL SUCCEED, THAT SUCH PRODUCTS WILL RECEIVE REQUIRED REGULATORY CLEARANCE, OR THAT EVEN IF SUCH REGULATORY CLEARANCE WERE RECEIVED, THAT SUCH PRODUCTS WOULD ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. GENEMAX DISCLAIMS ANY INTENT OR OBLIGATIONS TO UPDATE THESE FORWARD-LOOKING STATEMENTS.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEMAX CORP.
Date: October 12, 2005	By:	/s/ Wilfred Jefferies
Chairman